Exhibit 10.4.4

AMENDMENT NO. 3 TO TERM LOAN AGREEMENT

This AMENDMENT NO. 3 TO TERM LOAN AGREEMENT (this “Amendment”) is made as of May 29, 2014 (the “Effective Date”), by and among CONNECTURE, INC. (the “Connecture”), DESTINATIONRX, Inc. (“DestinationRX” and together with Connecture, the “Borrowers”), the Lenders (as defined below) party hereto and THL Corporate Finance, Inc., as Agent for the Lenders (in such capacity, the “Agent”). Capitalized terms used in this Amendment (including the Recitals), to the extent not otherwise defined herein, shall have the same meaning as in the Term Loan Agreement.

RECITALS

WHEREAS, the Borrowers are party to that certain Second Lien Term Loan Agreement, dated as of March 18, 2013 (as the same has been amended and may be further amended, restated, supplemented or otherwise modified from time to time, the “Term Loan Agreement”) among the Borrowers, the Agent and the lenders party thereto from time to time (the “Lenders”), pursuant to which the Lenders have made certain term loans available to the Borrowers;

WHEREAS, the Borrowers failed to comply with the covenants set forth in Sections 7(c) and 7(d) of the Term Loan Agreement for the month ending March 31, 2014 (the “Specified Defaults”);

WHEREAS, the Sponsor and Chrysalis Ventures wish to jointly make a bridge loan to Connecture in an aggregate principal amount equal to $1,250,000 on or about the date hereof for working capital purposes (the “June Bridge Loan”);

WHEREAS, the Borrowers have requested that the Agent and the Lenders make certain amendments to the Term Loan Agreement to permit the June Bridge Loan; and

WHEREAS, the Agent and the Lenders are willing to amend such terms and conditions of the Term Loan Agreement on the terms and conditions expressly set forth herein.

NOW, THEREFORE, in consideration of the premises set forth above, the terms and conditions contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

1. Amendments to Term Loan Agreement. Effective as of the Effective Date, the Term Loan Agreement shall be amended as follows:

(a). Section 1.1 of the Term Loan Agreement is hereby amended by adding the following definitions in the proper alphabetical order:

(i).	“Bridge Loan” means the unsecured, subordinated term loan under the Bridge Loan Documents.

(ii).	“Bridge Loan Documents” means that certain (a) note purchase agreement dated as of May 29, 2014 among the Sponsor and Chrysalis Ventures as the purchasers thereunder and Connecture, and (b) subordinated promissory notes, dated as of May 29, 2014 from Connecture and payable to each of the Sponsor and Chrysalis Ventures as holders thereof, in each case as the same may be amended, restated, supplemented or otherwise modified from time to time solely in accordance with the express terms hereof.

(iii).	“Bridge Loan Payment Conditions” means, at any time of determination, that (a) no Default or Event of Default has occurred or is continuing or would result after giving effect to such payment, (b) the Borrowers shall have Liquidity in an amount of not less than $10,000,000 for each of the thirty (30) consecutive days immediately prior to the date of any such payment, (c) the Borrowers shall have Liquidity in an amount of not less than $6,000,000 on a pro forma basis after giving effect to such payment for each of the thirteen (13) weeks thereafter and based on an updated thirteen (13) week cash flow forecast delivered to Agent, such forecast to be in form, scope and substance satisfactory to Agent, and (d) prior to making any such payment Administrative Borrower shall have delivered to Agent a certificate duly executed by an officer of the Administrative Borrower certifying that (i) each of the conditions set forth herein above in clauses (a) through (c) have been satisfied and (ii) setting forth a reasonably detailed calculation of Liquidity.

(b). Section 1.1 of the Term Loan Agreement is hereby amended as follows:

(ii).	the definition of “Permitted Indebtedness” is hereby amended by deleting subsection (r) thereof in its entirety and replacing it with the following in lieu thereof:

“(r) the Bridge Loan in an aggregate outstanding principal amount not to exceed $1,250,000;”

(c).	Section 6.6 of the Term Loan Agreement is hereby amended by deleting subsection (a) thereof in its entirety and replacing it with the following in lieu thereof:

“(a) Except in connection with Refinancing Indebtedness permitted by Section 6.1

(i) optionally prepay, redeem, defease, purchase, or otherwise acquire any Indebtedness of any Borrower or its Subsidiaries, other than (A) the Obligations in accordance with this Agreement, (B) Permitted Intercompany Advances and (C) the First Lien Priority Debt in accordance with the terms and conditions of the First Lien Debt Documents and the Intercreditor Agreement; or

(ii) make any payment on account of (x) Indebtedness that has been contractually subordinated in right of payment to the Obligations if such payment is not permitted at such time under the subordination terms and conditions or (y) the Bridge Loan, unless the Bridge Loan Payment Conditions are satisfied in accordance with the terms hereof,”

2. Reservation of Rights. As a result of the occurrence of the Specified Defaults, from and after the date hereof, the Agent and each Lender hereby continue to expressly reserve all of their rights and remedies under or in respect of the Term Loan Agreement, any other Loan Document, any other agreement among the Borrowers and the Agent and the Lenders, and under applicable laws in respect of the Specified Defaults, and any and all other Defaults and Events of Default under the Loan Documents. Failure or delay by the Agent or any Lender in exercising any right, power or privilege under or in respect of the Term Loan Agreement, any other Loan Document, any other agreement between or among the Borrowers and the Agent and the Lenders, or applicable laws shall not constitute a waiver thereof, and the single or partial exercise of any such right, power or privilege shall not preclude any later exercise of any other right, power or privilege hereunder or thereunder. The execution of this Amendment does not constitute a waiver of the Specified Defaults or any other Default or Event of Default now existing or hereafter arising or otherwise prejudice in any manner the Agent’s or any Lender’s right to take any and all actions permitted to be taken by the Agent or any Lender under the Term Loan Agreement, under each Loan Agreement or under applicable laws.

3. Conditions Precedent to Effectiveness of this Amendment. This Amendment shall not become effective until all of the following conditions precedent shall have been satisfied in the sole discretion of Agent or waived by Agent:

(a) Agent shall have received this Amendment fully executed in a sufficient number of counterparts for distribution to all parties.

(b) The Borrowers shall have delivered to Agent true and correct copies of all of the Bridge Loan Documents as of the Effective Date, and each shall be in form and substance satisfactory to Agent, including without limitation, the subordination terms included therein.

(c) Agent shall have received a fully executed amendment to the First Lien Credit Agreement, in form and substance reasonably acceptable to Agent and relating to the matters addressed in this Amendment.

(d) The Borrowers shall have paid all reasonable out-of-pocket fees, costs and expenses incurred by the Agent in connection with this Amendment, including, without limitation, legal fees and expenses of counsel to the Agent.

(e) The representations and warranties set forth herein and in the Loan Documents (other than any such representations or warranties that, by their terms, are specifically made as of a date other than the date hereof) must be true and correct in all material respects (except that such materiality qualifier shall not be applicable to any portion of any representation and warranty that is already qualified or modified by materiality in the text thereof).

(f) Agent shall have received all other documents and legal matters in connection with the transactions contemplated by this Amendment and such documents shall have been delivered or executed or recorded and shall be in form and substance satisfactory to Agent.

4. Representations and Warranties. Each Borrower represents and warrants to Agent and the Lenders as follows:

(a) Authority. Each Borrower has the requisite corporate power and authority to execute and deliver this Amendment, and to perform its obligations hereunder and under the Loan Documents (as amended or modified hereby) to which it is a party. The execution, delivery and performance by each Borrower of this Amendment have been duly approved by all necessary corporate action, have received all necessary governmental approval, if any, and do not contravene any law or any contractual restriction binding on any Borrower. No other corporate proceedings are necessary to consummate such transactions.

(b) Enforceability. This Amendment has been duly executed and delivered by each Borrower. This Amendment and each Loan Document (as amended or modified hereby) is the legal, valid and binding obligation of each Borrower, enforceable against each Borrower in accordance with its terms, except as enforcement may be limited by equitable principles or by bankruptcy, insolvency, reorganization, moratorium, or similar laws relating to or limiting creditors’ rights generally, and is in full force and effect.

(c) Representations and Warranties. The representations and warranties contained in each Loan Document (other than any such representations or warranties that, by their terms, are specifically made as of a date other than the date hereof) are true and correct in all material respects (except that such materiality qualifier shall not be applicable to any portion of any representation and warranty that is already qualified or modified by materiality in the text thereof) on and as of the date hereof as though made on and as of the date hereof.

(d) No Default. After giving effect to this Amendment, no event has occurred and is continuing that constitutes a Default or Event of Default, other than the Specified Defaults.

5. Choice of Law. The validity of this Amendment, the construction, interpretation, and enforcement hereof, and the rights of the parties hereto with respect to all matters arising hereunder or related hereto shall be determined under, governed by, and construed in accordance with the laws of the State of New York.

6. Counterparts. This Amendment may be executed in any number of counterparts and by different parties and separate counterparts, each of which when so executed and delivered, shall be deemed an original, and all of which, when taken together, shall constitute one and the same instrument. Delivery of an executed counterpart of a signature page to this Amendment by telefacsimile or other electronic method of transmission shall be effective as delivery of a manually executed counterpart of this Amendment.

7. Reference to and Effect on the Loan Documents.

(a) Upon and after the effectiveness of this Amendment, each reference in the Term Loan Agreement to “this Agreement”, “hereunder”, “hereof” or words of like import referring to the Term Loan Agreement, and each reference in the other Loan Documents to “the Term Loan Agreement”, “thereof” or words of like import referring to the Term Loan Agreement, shall mean and be a reference to the Term Loan Agreement as modified and amended hereby.

(b) Except as specifically set forth in this Amendment, the Term Loan Agreement and all other Loan Documents, are and shall continue to be in full force and effect and are hereby in all respects ratified and confirmed and shall constitute the legal, valid, binding and enforceable obligations of each Borrower to Agent and Lenders without defense, offset, claim or contribution.

(c) The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of Agent or any Lender under any of the Loan Documents, nor constitute a waiver of any provision of any of the Loan Documents.

8. Ratification. Each Borrower hereby restates, ratifies and reaffirms each and every term and condition set forth in the Term Loan Agreement, as amended hereby, and the Loan Documents effective as of the date hereof.

9. Estoppel. To induce Agent and Lenders to enter into this Amendment, each Borrower hereby acknowledges and agrees that, after giving effect to this Amendment, as of the date hereof, there exists no Default or Event of Default (other than the Specified Defaults) and no right of offset, defense, counterclaim or objection in favor of any Borrower as against Agent or any Lender with respect to the Obligations.

10. Integration. This Amendment, together with the other Loan Documents, incorporates all negotiations of the parties hereto with respect to the subject matter hereof and is the final expression and agreement of the parties hereto with respect to the subject matter hereof.

11. Severability. In case any provision in this Amendment shall be invalid, illegal or unenforceable, such provision shall be severable from the remainder of this Amendment and the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

12. Release; Covenant Not to Sue.

(a) Each of the Borrowers hereby absolutely and unconditionally releases and forever discharges Agent and the Lenders, and any and all participants, parent corporations, subsidiary corporations, affiliated corporations, insurers, indemnitors, successors and assigns thereof, together with all of the present and former directors, officers, agents and employees of any of the foregoing (each a “Released Party”), from any and all known claims, demands or causes of action of any kind, nature or description, whether arising in law or equity or upon contract or tort or under any state or federal law or otherwise, which such Borrower has had, now has or has made claim to have against any such person for or by reason of any act, omission, matter, cause or thing whatsoever arising from the beginning of time to and including the date of this Amendment, whether such claims, demands and causes of action are matured or unmatured; provided that, in each case, the foregoing release shall not apply to claims of fraud or willful misconduct. Each of the Borrowers understands, acknowledges and agrees that this release may be pleaded as a full and complete defense and may be used as a basis for an injunction against any action, suit or other proceeding which may be instituted, prosecuted or attempted in breach of the provisions of such release.

(b) Each of the Borrowers, on behalf of itself and its successors, assigns, and other legal representatives, hereby absolutely, unconditionally and irrevocably, covenants and agrees with and in favor of each Released Party above that it will not sue (at law, in equity, in any regulatory proceeding or otherwise) any Released Party on the basis of any claim released, remised and discharged by any Borrower pursuant to the above release. If any Borrower or any of its successors, assigns or other legal representations violates the foregoing covenant, each Borrower, for itself and its successors, assigns and legal representatives, agrees to pay, in addition to such other damages as any Released Party may sustain as a result of such violation, all attorneys’ fees and costs incurred by such Released Party as a result of such violation.

13. Submission of Amendment. The submission of this Amendment to the parties or their agents or attorneys for review or signature does not constitute a commitment by Agent or any Lender to waive any of their respective rights and remedies under the Loan Documents, and this Amendment shall have no binding force or effect until all of the conditions to the effectiveness of this Amendment have been satisfied as set forth herein.

[Remainder of Page Intentionally Left Blank; Signature Pages Follow.]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their respective authorized officers as of the day and year first above written.

BORROWERS:

CONNECTURE, INC.

By:	/s/ James Purko
Name:	James Purko
Title:	CFO

DESTINATIONRX, INC.

By:	/s/ James Purko
Name:	James Purko
Title:	CFO

AMENDMENT TO CREDIT AGREEMENT

S-1

THL CORPORATE FINANCE, INC.,
as Agent

By:	/s/ Christopher J. Flynn
Name:	Christopher J. Flynn
Title:	Co-President

THL CREDIT, INC.,
as a Lender

By:	/s/ Christopher J. Flynn
Name:	Christopher J. Flynn
Title:	Co-President

THL CREDIT GREENWAY FUND II LLC,
as a Lender

By:	THL Credit, Inc., its Manager

By:	/s/ Christopher J. Flynn
Name:	Christopher J. Flynn
Title:	Co-President

UNITED INSURANCE COMPANY OF AMERICA,
as a Lender

By:	THL Credit, Inc., its Manager

By:	/s/ Christopher J. Flynn
Name:	Christopher J. Flynn
Title:	Co-President

AMENDMENT TO CREDIT AGREEMENT

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